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EXHIBIT 99(c)

Contents

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information	2
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of March 31, 2004	3
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for Three Months Ended March 31, 2004	4
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003	5
Notes to the Unaudited Pro Forma Combined Condensed Financial Information	6

Access Anytime Bancorp, Inc.
Unaudited Pro Forma Combined Condensed Financial Information

        On May 1, 2004 Access Anytime Bancorp, Inc. (the "Company") completed the purchase of assets and deposits and other liabilities of the two Matrix Capital Bank branch facilities (the "Branches") located in Las Cruces, New Mexico. Matrix Capital Bank is a wholly owned subsidiary of Matrix Bancorp, Inc. The Branches are operated by AccessBank (the "Bank"), which is a wholly owned subsidiary of the Company. In consideration of the assumption by the Bank of deposits and other liabilities, Matrix Capital made net cash transfers of approximately $51.7 million to the Bank at closing.

        Pursuant to the transaction, the Bank assumed approximately $78.5 million in deposits. The Bank acquired approximately $19.0 million in loans; $0.2 million in leasehold improvements and furniture, fixtures and equipment; $2.6 million in real estate; and the cash on hand at the two branch locations. The acquired assets have been used in the banking business by Matrix Capital Bank and will continue to be used in the banking business under the name AccessBank.

        In consideration of the assumption by the Bank of deposits and other liabilities, Matrix Capital Bank made a cash transfer and transfer of cash equivalents of approximately $51.7 million, representing the total amount of deposits assumed by the Bank, net of the amounts payable by the Bank to Matrix Capital Bank at closing. The amounts payable by the Bank to Matrix Capital Bank at closing represented: (i) the purchase price of the leasehold improvements and furniture, fixtures and equipment, (ii) the unpaid balance of transferred loans, less an agreed discount, (iii) the value of the vault cash at the branches, (iv) the purchase price of the real estate, and (v) a net purchase premium of $4,971,984.

        The following unaudited pro forma combined condensed financial information and explanatory notes are presented to show the impact of the acquisition of the Branches with and into the Bank on the Company's historical financial position and results of operations. The acquisition is reflected in the pro forma financial information using the purchase method of accounting.

        The unaudited pro forma combined condensed statement of condition reflects the historical financial position of the Company and the Branches as of March 31, 2004 with pro forma adjustments based on the assumption that the acquisition was effective March 31, 2004. The unaudited pro forma combined condensed statements of operations assume that the acquisition was consummated on January 1 of the earliest indicated period. The adjustments are based on information available and certain assumptions that we believe are reasonable.

        The following information should be read in conjunction with the consolidated financial statements as reflected in the Company's March 31, 2004 Form 10-QSB and 2003 Form 10-KSB filed with the Securities and Exchange Commission and the financial statements and accompanying notes of the Branches as filed as Exhibit 99(b) on this Form 8-K/A.

        The unaudited pro forma condensed financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined Company and Branches or of the financial position or operating results that would have actually occurred had the acquisition been in effect as of the date or for the periods presented.

ACCESS ANYTIME BANCORP, INC. AND SUBSIDIARY
Unaudited Pro Forma Combined Condensed Statement of Financial Condition

	March 31, 2004
	AABC Historical	Matrix Branches Historical	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and cash equivalents	$7,113,000	$349,081	$51,558,441	(b)	$59,020,522
Certificates of deposit	4,373,000	—	—		4,373,000
Securities available for sale	5,532,665	—	—		5,532,665
Securities held to maturity	15,815,443	—	—		15,815,443
Loans held-for-sale	3,318,279	31,052	(31,052	)(b)	3,318,279
Loans receivable	160,852,892	26,130,972	(6,951,626	)(b)	180,032,238
Less: allowance for loan loss	(800,544)	(285,495)	115,495	(b)	(970,544)

Net loans	163,370,627	25,876,529	(6,867,183	)(b)	182,379,973
Interest receivable, loans	693,522	114,584	—		808,106
Interest receivable, securities	227,595	—	—		227,595
Real estate owned	410,114	—	—		410,114
Federal Home Loan Bank stock	1,171,500	—	—		1,171,500
Premises and equipment, net	3,522,429	2,458,121	313,617	(b)	6,294,167
Goodwill, net	—	—	4,693,999	(b)	4,693,999
Unidentifiable intangible asset, net	1,541,569	—	397,800	(b)	1,939,369
Deferred tax asset	303,552	—	—		303,552
Other assets	599,822	21,168	—		620,990

Total assets	$204,674,838	$28,819,483	$50,096,674	(b)	$283,590,995

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$164,645,385	$77,862,828	$674,573	(b)	$243,182,786
Federal Home Loan Bank advances	14,538,935	—	—		14,538,935
Accrued interest and other liabilities	1,520,426	252,179	126,577	(b)	1,899,182
Advanced payments by borrowers for taxes and insurance	376,931	—	—		376,931
Trust Preferred Securities — Notes Payable	8,000,000	—	—		8,000,000

Total liabilities	189,081,677	78,115,007	801,150 (b	)	267,997,834

Commitments and contingencies
Stockholders' equity:
Common stock, $.01 par value	15,111	—	—		15,111
Capital in excess of par value	11,741,667	—	—		11,741,667
Retained earnings	6,012,165	—	—		6,012,165
Accumulated other comprehensive income, net	61,204	—	—		61,204

	17,830,147	—	—		17,830,147
Unallocated Employee Stock Ownership Plan shares	(645,000)	—	—		(645,000)
Treasury stock, at cost	(1,591,986)	—	—		(1,591,986)

Total stockholders' equity	15,593,161	—	—		15,593,161

Total liabilities and stockholders' equity	$204,674,838	$78,115,007	$801,150	(c)	$283,590,995

Difference between assets and liabilities	$—	$49,295,524	$(49,295,524	)(b)	$—

See accompanying notes to the unaudited pro forma combined condensed financial information.

ACCESS ANYTIME BANCORP, INC. AND SUBSIDIARY
Unaudited Pro Forma Combined Condensed Statement of Operations

	For the Three Months Ended March 31, 2004
	AABC Historical	Matrix Branches Historical	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans receivable	$2,593,157	$399,599	$—		$2,992,756
Equity securities	127,765	—	—		127,765
Mortgage-backed securities	69,461	—	—		69,461
Other interest income	45,269	—	—		45,269

Total interest income	2,835,652	399,599	—		3,235,251

Interest Expense:
Deposits	748,926	399,089	—		1,148,015
Federal Home Loan Bank advances	101,761	—	—		101,761
Other borrowings	163,400	—	—		163,400

Total interest expense	1,014,087	399,089	—		1,413,176

Net interest income before provision (credit) for loan losses	1,821,565	510	—		1,822,075
Provision (credit) for loan losses	213,000	(99,816)	—		113,184

Net interest income after provision (credit) for loan losses	1,608,565	100,326	—		1,708,891

Noninterest income:
Loan servicing and other fees	128,595	4,450	—		133,045
Office building operations	—	50,639	—		50,639
Gains on sales of mortgage loans held for sale	224,614	11,768	—		236,382
Other income	278,485	26,263	—		304,748

Total noninterest income	631,694	93,120	—		724,814

Noninterest expense:
Salaries and employee benefits	960,695	207,867	—		1,168,562
Occupancy expense	227,980	98,911	—		326,891
Deposit insurance premium	20,082	—	7,665	(c)	27,747
Advertising	27,330	66,968	—		94,298
Professional fees	144,374	10,913	—		155,287
Other expenses	483,994	82,869	10,200	(c)	577,063

Total noninterest expense	1,864,455	467,528	17,865	(c)	2,349,848

Income (loss) before income taxes	375,804	(274,082)	(17,865	)(c)	83,857
Income tax expense	194,934	—	(151,437	)(c)	43,497

Net income (loss)	$180,870	$(274,082)	$133,572	(c)	$40,360

Earnings per common share-basic	$0.14				$0.03

Earnings per common share-diluted	$0.13				$0.03

See accompanying notes to the unaudited pro forma combined condensed financial information.

ACCESS ANYTIME BANCORP, INC. AND SUBSIDIARY
Unaudited Pro Forma Combined Condensed Statement of Operations

	For the Year Ended December 31, 2003
	AABC Historical	Matrix Branches Historical	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans receivable	$10,675,387	$2,612,247	$—		$13,287,634
Equity securities	188,269	—	—		188,269
Mortgage-backed securities	253,295	—	—		253,295
Other interest income	299,548	—	—		2,520,821

Total interest income	11,416,499	2,612,247	—		14,028,746

Interest Expense:
Deposits	3,298,076	1,864,997	—		5,163,073
Federal Home Loan Bank advances	427,809	—	—		427,809
Other borrowings	652,871	—	—		299,548

Total interest expense	4,378,756	1,864,997	—		6,243,753

Net interest income before provision for loan losses	7,037,743	747,250	—		7,784,993
Provision for loan losses	781,000	51,555	—		832,555

Net interest income after provision for loan losses	6,256,743	695,695	—		6,952,438

Noninterest income:
Loan servicing and other fees	744,588	74,983	—		819,571
Office building operations	—	281,617	—		281,617
Net realized gains on sales of available for sale securities	10,747	—	—		10,747
Gains on sales of mortgage loans held for sale	1,922,516	277,574	—		2,200,090
Other income	1,056,598	113,428	—		1,170,026

Total noninterest income	3,734,449	747,602	—		4,482,051

Noninterest expense:
Salaries and employee benefits	4,521,114	1,041,201	—		5,562,315
Occupancy expense	874,597	417,563	—		1,292,160
Deposit insurance premium	78,864	—	30,102	(c)	108,966
Advertising	108,831	240,093	—		348,924
Professional fees	677,590	27,267	—		704,857
Other expenses	1,966,011	252,338	40,800	(c)	2,259,149

Total noninterest expense	8,227,007	1,978,462	70,902	(c)	10,276,371

Income (loss) before income taxes	1,764,185	(535,165)	(70,902	)(c)	1,158,118
Income tax expense	480,249	—	(165,009	)(c)	315,240

Net income (loss)	$1,283,936	$(535,165)	$94,107	(c)	$842,878

Earnings per common share-basic	$1.03				$0.67

Earnings per common share-diluted	$0.94				$0.62

See accompanying notes to the unaudited pro forma combined condensed financial information.

ACCESS ANYTIME BANCORP, INC. AND SUBSIDIARY
Notes to the Unaudited Pro Forma Combined Condensed Financial Information

NOTE 1 BASIS OF PRESENTATION

        The acquisition has been accounted for using the purchase method of accounting, and accordingly, the assets and liabilities of the Branches have been recorded at their respective fair values on the date of the acquisition.

        The pro forma financial information includes estimated adjustments to record certain assets and liabilities of the Branches at their respective fair values. The actual adjustments may be materially different from the unaudited pro forma adjustments presented herein.

        The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair value of the Branches' tangible and identifiable intangible assets and liabilities as of May 1, 2004. Any change in the fair value of the Branches net assets will change the amount of the purchase price allocable to goodwill.

        Certain acquisition-related adjustments are not included in the pro forma statements of operations since they will be recorded in the combined results of operations after completion of the acquisition and are not indicative of what the historical results of the combined companies would have been had the companies been actually combined during the periods presented.

NOTE 2 PURCHASE PRICE ALLOCATION AND PRO FORMA ADJUSTMENTS

        (a)   The computation of the purchase price, the allocation of the purchase price to the net assets of the Branches based on fair values estimated at March 31, 2004, and the resulting goodwill are presented below.

Liabilities assumed:
Deposits	$78,537,401
Other liabilities	172,102	78,709,503

Less assets acquired:
Cash and cash equivalents	51,688,456
Loans receivable	19,009,346
Premises and equipment	2,771,738
Other assets	267,979	(73,737,519)

Net purchase premium		4,971,984
Acquisition cost-professional fees paid		130,015

Excess purchase premium over carrying value of net assets		5,101,999
Less: Core deposit intangible		(408,000)

Goodwill		$4,693,999

        (b)   The pro forma adjustments related to the unaudited pro forma combined condensed statement of financial condition at March 31, 2004 are presented below.

Cash and cash equivalents:
Net cash paid to the Company	$51,688,456
Less professional fees paid	(130,015)	51,558,441

Loans:
Loans held for sale	(31,052)
Loans receivable	(6,951,626)
Less: allowance for loan losses	115,495	(6,867,183)

Premises and equipment:
Fair value of premises and equipment		313,617
Goodwill		4,693,999
Core deposit intangible:
Core deposit intangible	408,000
Less amortization of core deposit intangible	(10,200)	397,800

Asset Adjustments		50,096,674

Liabilities:
Deposits		674,573
Accrued interest and other liabilities		126,577

Liability Adjustments		801,150

Difference between Assets and Liabilities		$(49,295,524)

        (c)   The pro forma adjustments related to the pro forma combined condensed statements of operations for the three months ended March 31, 2004 and for the year ended December 31, 2003 are presented below.

	Three months ended March 31, 2004 Increase (Decrease)	Year ended December 31, 2003 Increase (Decrease)
NONINTEREST EXPENSE:
Deposit insurance premium	$7,665	$30,102
Amortization of core deposit intangible	10,200	40,800

Noninterest expense adjustment	17,865	70,902
INCOME TAX BENEFIT:
Income tax benefit	(151,437)	(165,009)

Income tax benefit adjustment	(151,437)	(165,009)
Decrease in net loss	$133,572	$94,107

        (d)   The basic and diluted average common shares outstanding for the three months ended March 31, 2004 and the year ended December 31, 2003, is presented below:

	Three Months Ended March 31, 2004	Year Ended December 31, 2003
Weighted average common shares—Basic	1,247,587	1,252,124

	1,247,587	1,252,124
Weighted average common shares—Assuming Dilution	1,393,275	1,363,635

	1,393,275	1,363,635

NOTE 3 INCOME TAXES

Matrix Capital Bank included the operations of the Branches in its financial statements. Since the operations of the Branches constituted a portion of Matrix Capital Bank's financial statements, no separate tax calculation was done for the Branches under SFAS 109. The Branches will not be able to benefit from net losses since separate tax returns for the branches are not filed. Therefore, any deferred taxes generated by net losses of the Branches would be offset entirely by a valuation allowance. As a result, in reporting the operations of the Branches, no income taxes have been reflected for the year ended December 31, 2003 and for the three months ended March 31, 2004 and 2003.

Access Anytime Bancorp, Inc. and Subsidiaries and Matrix Capital Bank both report income taxes in accordance with SFAS 109. Based upon each respective Company's historical taxable transactions, the timing of the reversal of existing temporary differences, and the evaluation of tax planning strategies, each respective Company has calculated its period's income tax expense. Furthermore, in assessing the realizability of a deferred tax asset, each respective Company's management has considered its respective projected taxable income and tax planning strategies. Since both Access Anytime Bancorp, Inc. and Subsidiaries and Matrix Capital Bank each have distinctly different historical taxable transactions, the reversal of existing temporary differences, tax planning strategies, and the timing of recognition of deferred tax assets under SFAS 109, it was determined to use Access Anytime Bancorp, Inc. and Subsidiaries "effective tax rate" for both the year ended December 31, 2003 and the three months March 31, 2004, respectively.

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EXHIBIT 99(c)